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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): July 16, 2001
                                                    -------------


                            Cyberian Outpost, Inc.
                              (a/k/a Outpost.com)
                              -------------------
            (Exact name of registrant as specified in its charter)



    Delaware                 000-24659                    06-1419111
---------------             -----------               ------------------
(State or other             (Commission                 (IRS Employer
jurisdiction of             File Number)              Identification No.)
incorporation)


  23 North Main Street - PO Box 636, Kent, Connecticut 06757
  ------------------------------------------------------------
  (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code: (860) 927-2300
                                                      --------------
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Item 5.   Other Events.
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On July 16, 2001, Cyberian Outpost, Inc. publicly disseminated a press release announcing unaudited financial results for the first quarter ended May 31, 2001.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)      Exhibit.

99.1     Press Release dated July 16, 2001.
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                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CYBERIAN OUTPOST, INC.
                                               ----------------------
                                               (Registrant)



Date: July 17, 2001                            /s/ Michael T. Dylag
                                               --------------------
                                               Michael T. Dylag
                                               V.P. Finance and Administration
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                 Sequential
Number                  Description                     Page Number
-------                 -----------                     -----------

99.1                    Press Release dated                  5
                        July 16, 2001